UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

Eight Dragons Company
(Exact name of registrant as specified in its charter)

Nevada	000-28453	75-2610236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6404 International Parkway, Suite 1350,
Plano, Texas 75093
(Address of principal executive offices, including zip code)

(214) 420-8367
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previously Engaged Independent Registered Public Accounting Firm

On March 9, 2016, Eight Dragons Company (the “Company”) dismissed Hillary CPA Group LLC (“Hillary”) as the Company’s independent registered public accounting firm. This dismissal was approved by the Company’s Board of Directors.

Hillary’s reports on the Company’s financial statements as of and for the years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through the date of this report, there were: (i) no disagreements between the Company and Hillary on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Hillary, would have caused Hillary to make reference to the subject matter of the disagreement(s) in their report; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K).

The Company provided Hillary with a copy of the above disclosure prior to its filing with the SEC and requested that Hillary furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not Hillary agrees with the above disclosure, and if not, stating the aspects with which Hillary does not agree. A copy of the letter provided by Hillary is attached to this Current Report on Form 8-K as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On March 9, 2016, the Company, at the direction of the Board of Directors, engaged Montgomery Coscia Greilich LLP (“MCG”) as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through March 9, 2016, MCG’s date of engagement, neither the Company nor anyone acting on its behalf consulted MCG with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by MCG to the Company that MCG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Hillary CPA Group LLC addressed to the Securities and Exchange Commission, dated March 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eight Dragons Company

Date: March 10, 2016	By:	/s/ David F. Bristol
	Name:	David F. Bristol
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

16.1	Letter from Hillary CPA Group LLC addressed to the Securities and Exchange Commission, dated March 10, 2016